UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2005

Gateway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22784	42-1249184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7565 Irvine Center Drive, Irvine, CA 92618

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 949-471-7000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02:	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 18, 2005, Gateway, Inc. Director Charles G. Carey notified Gateway’s Chairman that he will not stand for re-election to Gateway’s Board of Directors in May 2006. Mr. Carey cited the demands of being a full-time chief executive officer of The Direct TV Group as the reason for his decision. Mr. Carey is a Class I member of Gateway’s Board of Directors and his term expires at Gateway’s 2006 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2005

GATEWAY, INC.

By:	/s/ MICHAEL R. TYLER
Michael R. Tyler
Vice President & General Counsel